                                                                   EXHIBIT 10.28

                           FIRST AMENDMENT TO LEASE



     THIS FIRST AMENDMENT TO LEASE (this "First Amendment"), dated October 28, 1999, is attached to and made a part of that certain Lease Agreement dated July 16, 1999 (the "Lease") by and between Samis Foundation, a Washington 501(c)(3) non-profit corporation ("Landlord") and Avenue A, Inc. a Washington corporation ("Tenant").

     WHEREAS, The parties have agreed that the total for excess Tenant Improvement costs and the monthly amortization amount, as set forth in Exhibit B, Paragraph 6.2 of the Lease has been determined. Accordingly, in consideration of the mutual covenants contained herein, Landlord and Tenant now agree:

1.   Paragraph 1.h. shall be amended to read:

     Rent: Total Monthly rent shall be the total of Per Month Rent Amount plus Excess T.I. Amortization.

                      PER MONTH             EXCESS T.I.             TOTAL RENT
                     RENT AMOUNT            AMORTIZATION            PER MONTH
                     -----------            ------------            ----------
Month 1-6             $62,721.75              $7,029.37            $ 69,751.12
Month 7-12*           $83,629.00              $7,029.37            $ 90,658.37
Month 13-24           $86,386.00              $7,029.37            $ 93,415.37
Month 25-36           $89,143.00              $7,029.37            $ 96,172.37
Month 37-48           $91,900.00              $7,029.37            $ 98,929.37
Month 49-60           $94,657.00              $7,029.37            $101,686.37

*Rent amount will increase to $83,629.00 per month (plus excess T.I. amortization) upon occupancy of the 4th floor, if earlier than March 1, 2000, per Addendum, C "Expansion of Premises," of the Lease.

Defined terms used in this Amendment shall have the meanings given them in the Lease. In the event of conflict between the terms of the Lease and the terms of this Amendment, the terms of this Amendment shall prevail.

All other terms and conditions of the aforementioned Lease shall remain in full force and effect.

Dated this 28 day of October 1999.
           --

Landlord:                                    Tenant:
Samis Foundation, a Washington 501(c)(3)     Avenue A, Inc.
non-profit Corporation                       a Washington Corporation

/s/ EDDIE I. HASSON                          /s/ ROBERT M. LITTAUER
----------------------------------------     -----------------------------------
By:  Eddie I. Hasson                          By: Robert M. Littauer
Its: President                               Its: Vice President of Finance and
                                                  Administration


LANDLORD:

STATE OF WASHINGTON  )
                     ) ss.  CORPORATE ACKNOWLEDGEMENT
COUNTY OF KING       )

     On this day personally appeared before me Eddie I. Hasson, to me known to be the individual who executed the within and foregoing instrument as duly appointed President for Samis Foundation, and acknowledges that he signed the same as his free and voluntary act and deed and on oath stating that his powers authorizing the execution of this instrument have not been revoked.

     GIVEN under my hand and official seal the 23 day of November, 1999.
                                               --        --------    --

                                            /s/ GENEVIEVE L. REILLY
                                            -----------------------
                                            SIGNATURE

                                            GENEVIEVE L. REILLY
                                            -------------------
                                            PRINTED NAME

Notary Public in and for the State of Washington, residing at Ravendale.
                                                              ---------
My Commission Expires:   5/5/00
                         ------

TENANT:

STATE OF Washington    )
                       ) ss.  CORPORATE ACKNOWLEDGEMENT
COUNTY OF King         )

     On this day personally appeared before me Robert Littauer, to me known to be the individual who executed the within and foregoing instrument as duly appointed VP for Avenue A Media Corporation, and acknowledges that he/she signed the same as his/her free and voluntary act and deed and on oath stating that his powers authorizing the execution of this instrument have not been revoked.

     GIVEN under my hand and official seal the 8th day of November, 1999.
                                               ---        --------    --

                                            /s/ TAMARA J. VAN LIEW
                                            ----------------------
                                            SIGNATURE

                                            TAMARA J. VAN LIEW
                                            ------------------
                                            PRINTED NAME

Notary Public in and for the State of Washington, residing at Avenue A Media
                                                              --------------
My Commission Expires:   7-1-03
                         ------